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                                                                  EXHIBIT 10.18

                           BUILDING LEASE AGREEMENT
                           ------------------------

STATE OF OKLAHOMA}
                 } ss. HEARTLAND WIRELESS COMMUNICATIONS
COUNTY OF BRYAN  }

This indenture of lease, made this 20th day of Nov, 1995 by and between HEARTLAND WIRELESS COMMUNICATIONS, INC., party of the first part (herein referred to as Lessee), and THE FEDERAL BUILDING, INC., party of the second part (herein referred as the Lessor).

WITNESSETH:

         1. The term of this lease shall be for five (5) years commencing on December 1, 1995, and terminating on May 31, 2000.

         2. The rental payment by the Lessee to the Lessor shall consist of $1987.00 and shall include all utilities.

         3. The premises which is subject to this indenture of lease consists of approximately 1,987 square feet in The Federal Building located at 224 West Evergreen, Durant, Oklahoma, and is designated Suites 102 and 103 used for the Collections Department and Suite 202 used for Tom Dixon's new office.

         4. This contract is non-assignable without advance written consent of the Lessor. In the event the premises are subleased to any other party, Lessor's written approval of the new tenant must first be obtained by the Lessee.

         5. Repairs to the premises shall be made by the Lessor, except in the event of willful or malicious damage by the Lessee or his employees.

         6. The premises are hereby let for the purpose and use as office space, and Lessee agrees not to use said premises for any purpose that will increase the insurance rate or risk on said building, or for any purpose prohibited by the Statutes of the State of Oklahoma or the ordinances of the city of Durant.

         7. Lessee agrees to pay and provide for his own cleaning service.

         8. It is further agreed, that in case the building on said premises shall, without any fault or neglect on the part of the Lessee, be destroyed, or be so injured by the elements, fire, or any other cause, as to be untenable and unfit for occupancy, the Lessee shall not be liable or bound to further pay rent to the Lessor and such event will work a termination of this lease.


IN WITNESS WHEREOF, we have set our hands this 20th day of Nov, 1995.

                            HEARTLAND WIRELESS COMMUNICATIONS

                            BY       /s/ Tom Dixon
                              -------------------------------
                                        TOM DIXON

                            THE FEDERAL BUILDING, INC.


                            BY      /s/ Allen Wheeler
                              -------------------------------
                                       ALLEN WHEELER